THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

USIP.COM, INC.

(A Nevada Corporation)

CONVERTIBLE NOTE

DUE ON MATURITY DATE (AS HEREINAFTER DEFINED)

FOR VALUE RECEIVED, USIP.COM, INC., a Nevada corporation (the “Company”), hereby unconditionally promises to pay to Yun Wang (together with its registered assigns, the “Holder”) on the Maturity Date, the principal sum of THREE MILLION FOUR HUNDRED AND FIFTY THOUSAND UNITED STATES DOLLARS (U.S.$3,450,000) and to pay to the Holder interest on the unpaid principal amount of this Note as provided in Article I hereof. This is the Convertible Note referred to in the Share Exchange Agreement between the Company and Holder dated September 6, 2006. Capitalized terms used but not otherwise defined herein have the respective meanings given to such terms in Article IV hereof.

ARTICLE I

PRINCIPAL AND INTEREST

Section 1.1 Principal. Subject to Section 5.1 herein, the entire unpaid principal amount of this Note shall be paid on the Maturity Date. Promptly following the payment in full of this Note, the Holder shall surrender this Note to the Company for cancellation.

Section 1.2 Interest. Interest shall accrue (on a compounded basis) on the daily unpaid principal amount of this Note, for each day during the period from and including the date hereof (the “Commencement Date”) to but excluding the date such Note shall be paid in full, at a rate of prime interest rate plus two percent (2%) per annum (the “Interest Rate”) and shall be payable on the Maturity Date.

Section 1.3 Default Interest. Without duplication of any interest payable under Section 1.2 hereof, the Company hereby unconditionally promises to pay to the Holder interest (computed on a compounded basis) on any principal or interest payable by the Company under this Note that shall not be paid in full when due (whether at stated maturity, by acceleration, upon prepayment or otherwise), for the period from and including the due date of such payment to but excluding the date the same is paid in full, at a rate per annum equal to the prime interest rate plus two percent (2%), which interest shall be payable from time to time on demand of the Holder.

ARTICLE II

PAYMENTS

Section 2.1 Payments Generally. All payments of principal and interest to be made by the Company in respect of this Note shall be made in Dollars by delivery to the Holder, at the address the Holder provides to the Company, not later than 12:00 noon New York time on the date on which such payment shall be due. If the due date of any payment in respect of this Note would otherwise fall on a day that is not a Business Day, such due date shall be extended to the next succeeding Business Day, and interest shall be payable on any principal so extended for the period of such extension. All payments by the Company under this Note will be made without setoff or counterclaim and free and clear of, and without deductions for, any taxes, fees or other expenses or claims of any kind.

Section 2.2 Prepayments. At any time, and from time to time, the Company may, at its option, prepay this Note (in an amount up to but not exceeding the unpaid principal amount hereof and any accrued interest hereon) in whole or in part without premium or penalty.

ARTICLE III

EVENTS OF DEFAULT

Section 3.1 Event of Default. "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(a)  default in the payment of any interest in respect of this Note within ten (10) Business Days after it becomes due and payable; or

(b)  default in the payment of the outstanding principal amount of this Note at its Maturity Date; or

(c) the entry of a decree or order by a court having jurisdiction in the premises adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under Federal bankruptcy law or any other applicable Federal or state law, or appointing a receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of the property of the Company, or ordering the winding up or liquidation of the affairs of the Company; or

(e)  the institution by the Company of proceedings to be adjudicated a bankrupt or insolvent, or the consent by the Company to the institution of bankruptcy or insolvency proceedings against it, or the filing by the Company of a petition or answer or consent seeking reorganization or relief under Federal bankruptcy law or any other applicable Federal or state law, or the consent by the Company to the filing of such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of any substantial part of the property of the Company, or the making by the Company of an assignment for the benefit of creditors, or the admission by the Company in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

Section 3.2 Acceleration of Note. If an Event of Default occurs and is continuing, then and in every such case the Holder may declare the outstanding principal amount of this Note (including accrued interest as provided in Article I hereof) to be due and payable immediately, by a notice in writing to the Company, and upon any such declaration such principal shall become immediately due and payable. Notwithstanding the foregoing, if an Event of Default referenced in paragraph (d) or paragraph (e) of Section 3.1 occurs, the outstanding principal amount of this Note (including accrued interest as provided in Article I hereof) shall automatically become due and payable immediately without any declaration or other action on the part of the Holder. At any time after the outstanding principal amount of this Note shall become immediately due and payable and before a judgment or decree for payment of the money due has been obtained, the Holder, by written notice to the Company, may rescind and annul any acceleration and its consequences.

ARTICLE IV

DEFINITIONS

Section 4.1 Definitions. The following terms shall have the meanings set forth below:

“Business Day” means a day other than Saturday, Sunday or any day on which banks located in the State of New York are authorized or obligated to close.

“Dollars” and “$” means lawful money of the United States of America.

“Share Exchange Agreement” means the Share Exchange Agreement dated as of the date hereof between the Company and Holder.

“Maturity Date” means the date which is the sooner of either eighteen (18) months from the date of this Note or when the Company raises capital through the sale of its Stock.

“Maximum Rate” means the highest non-usurious rate of interest (if any) permitted from day to day by applicable law.

“Note” means this Convertible Promissory Note of the Company issued to the Holder, as modified and supplemented and in effect from time to time.

“Person” means any person or entity of any nature whatsoever, specifically including an individual, a firm, a company, a corporation, a partnership, a limited liability company, a trust or other entity.

“Stock” means the Company’s $.0001 par value per share common stock.

ARTICLE V

CONVERSION

Section 5.1 Automatic Conversion. At any time during the term of this Note that the Company shall effect a 165.1099:1 or similar reverse stock split, this Note shall automatically, without any action by the Holder, convert into 6,244,085 shares of Stock of the Company. As promptly as practicable after such occurrence, the Company shall issue and deliver to Holder, a certificate of certificates for the full number of shares of Stock issuable upon the conversion of this Note in accordance with the provisions of this Article V.

Section 5.2  Reservation of Stock; Stock to be Fully Paid. The Company shall reserve, out of its authorized but unissued shares, sufficient Stock to provide for the conversion of the entire Note. The Company covenants that all Stock which may be issued upon conversion of this Note will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance and delivery thereof.

ARTICLE VI

Section 6.1  Usury Laws. Regardless of any provision contained in this Note, Holder shall never be deemed to have contracted for, or be entitled to receive, collect, or apply as interest on this Note (whether termed interest herein or deemed to be interest by judicial determination or operation of law) any amount in excess of the Maximum Rate, and, in the event that Holder ever receives, collects, or applies as interest any such excess, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance of this Note, and, if the principal balance of this Note is paid in full, then any remaining excess shall forthwith be paid to the Company. In determining whether or not the interest paid or payable under any specific contingency exceeds the highest Maximum Rate, the Company and Holder shall, to the maximum extent permitted under applicable law, (a) characterize any non-principal payment (other than payments which are expressly designated as interest payments hereunder) as an expense or fee rather than as interest, (b) exclude voluntary prepayments and the effect thereof, and (c) spread the total amount of interest throughout the entire contemplated term of this Note so that the interest rate is uniform throughout such term; provided, that if this Note is paid and performed in full prior to the end of the full contemplated term hereof, and if the interest received for the actual period of existence thereof exceeds the Maximum Rate, if any, then payee or any holder hereof shall refund to the Company the amount of such excess, or credit the amount of such excess against the aggregate unpaid principal balance of all advances made by the Holder or any holder hereof under this Note at the time in question.

ARTICLE VII

MISCELLANEOUS

Section 6.1  Governing Law; Jurisdiction. This Note shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the conflicts of laws provisions thereof. The Company hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Courts of the State of New York in any action or proceeding arising out of or relating to this Note, or for recognition or enforcement of any judgment, and hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in the State of New York. The Company hereby agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. The Company hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Note in any court referred to above, and hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. The Company irrevocably consents to service of process in the manner provided for notices below. Nothing in this Agreement will affect the right of the Holder to serve process in any other manner permitted by law.

Section 6.2 Successors. All agreements of the Company in this Note shall bind its successors and permitted assigns. This Note shall inure to the benefit of the Holder and its permitted successors and assigns. The Company shall not delegate any of its obligations hereunder without the prior written consent of Holder.

Section 6.3 Amendment, Modification or Waiver. No provision of this Note may be amended, modified or waived except by an instrument in writing signed by the Company and the Holder.

Section 6.4 Legend. This Note, and any note issued in exchange or substitution for this Note, shall bear the legend appearing on the first page hereof.

Section 6.5 Notices. All notices and other communications in respect of this Note (including, without limitation, any modifications of, or requests, waivers or consents under, this Note) shall be given or made in writing (including, without limitation, by telecopy) at the addresses specified in the Share Exchange Agreement. Except as otherwise provided in this Note, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

Section 6.6 Delay or Omission Not Waiver. No failure or delay on the part of the Holder in the exercise of any power, right, or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by an authorized officer thereof as of the date and year first above written.

USIP.COM, INC.

By:	/s/ Craig Burton
Name: Craig Burton
Title: President

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

USIP.COM, INC.

(A Nevada Corporation)

CONVERTIBLE NOTE

DUE ON MATURITY DATE (AS HEREINAFTER DEFINED)

FOR VALUE RECEIVED, USIP.COM, INC., a Nevada corporation (the “Company”), hereby unconditionally promises to pay to Bin Feng (together with its registered assigns, the “Holder”) on the Maturity Date, the principal sum of NINE HUNDRED THOUSAND UNITED STATES DOLLARS (U.S.$900,000) and to pay to the Holder interest on the unpaid principal amount of this Note as provided in Article I hereof. This is the Convertible Note referred to in the Share Exchange Agreement between the Company and Holder dated September 6, 2006. Capitalized terms used but not otherwise defined herein have the respective meanings given to such terms in Article IV hereof.

ARTICLE I

PRINCIPAL AND INTEREST

Section 1.1 Principal. Subject to Section 5.1 herein, the entire unpaid principal amount of this Note shall be paid on the Maturity Date. Promptly following the payment in full of this Note, the Holder shall surrender this Note to the Company for cancellation.

Section 1.2 Interest. Interest shall accrue (on a compounded basis) on the daily unpaid principal amount of this Note, for each day during the period from and including the date hereof (the “Commencement Date”) to but excluding the date such Note shall be paid in full, at a rate of prime interest rate plus two percent (2%) per annum (the “Interest Rate”) and shall be payable on the Maturity Date.

Section 1.3 Default Interest. Without duplication of any interest payable under Section 1.2 hereof, the Company hereby unconditionally promises to pay to the Holder interest (computed on a compounded basis) on any principal or interest payable by the Company under this Note that shall not be paid in full when due (whether at stated maturity, by acceleration, upon prepayment or otherwise), for the period from and including the due date of such payment to but excluding the date the same is paid in full, at a rate per annum equal to the prime interest rate plus two percent (2%), which interest shall be payable from time to time on demand of the Holder.

ARTICLE II

PAYMENTS

Section 2.1 Payments Generally. All payments of principal and interest to be made by the Company in respect of this Note shall be made in Dollars by delivery to the Holder, at the address the Holder provides to the Company, not later than 12:00 noon New York time on the date on which such payment shall be due. If the due date of any payment in respect of this Note would otherwise fall on a day that is not a Business Day, such due date shall be extended to the next succeeding Business Day, and interest shall be payable on any principal so extended for the period of such extension. All payments by the Company under this Note will be made without setoff or counterclaim and free and clear of, and without deductions for, any taxes, fees or other expenses or claims of any kind.

Section 2.2 Prepayments. At any time, and from time to time, the Company may, at its option, prepay this Note (in an amount up to but not exceeding the unpaid principal amount hereof and any accrued interest hereon) in whole or in part without premium or penalty.

ARTICLE III

EVENTS OF DEFAULT

Section 3.1 Event of Default. "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(a)  default in the payment of any interest in respect of this Note within ten (10) Business Days after it becomes due and payable; or

(b)  default in the payment of the outstanding principal amount of this Note at its Maturity Date; or

(c) the entry of a decree or order by a court having jurisdiction in the premises adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under Federal bankruptcy law or any other applicable Federal or state law, or appointing a receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of the property of the Company, or ordering the winding up or liquidation of the affairs of the Company; or

(e)  the institution by the Company of proceedings to be adjudicated a bankrupt or insolvent, or the consent by the Company to the institution of bankruptcy or insolvency proceedings against it, or the filing by the Company of a petition or answer or consent seeking reorganization or relief under Federal bankruptcy law or any other applicable Federal or state law, or the consent by the Company to the filing of such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of any substantial part of the property of the Company, or the making by the Company of an assignment for the benefit of creditors, or the admission by the Company in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

Section 3.2 Acceleration of Note. If an Event of Default occurs and is continuing, then and in every such case the Holder may declare the outstanding principal amount of this Note (including accrued interest as provided in Article I hereof) to be due and payable immediately, by a notice in writing to the Company, and upon any such declaration such principal shall become immediately due and payable. Notwithstanding the foregoing, if an Event of Default referenced in paragraph (d) or paragraph (e) of Section 3.1 occurs, the outstanding principal amount of this Note (including accrued interest as provided in Article I hereof) shall automatically become due and payable immediately without any declaration or other action on the part of the Holder. At any time after the outstanding principal amount of this Note shall become immediately due and payable and before a judgment or decree for payment of the money due has been obtained, the Holder, by written notice to the Company, may rescind and annul any acceleration and its consequences.

ARTICLE IV

DEFINITIONS

Section 4.1 Definitions. The following terms shall have the meanings set forth below:

“Business Day” means a day other than Saturday, Sunday or any day on which banks located in the State of New York are authorized or obligated to close.

“Dollars” and “$” means lawful money of the United States of America.

“Share Exchange Agreement” means the Share Exchange Agreement dated as of the date hereof between the Company and Holder.

“Maturity Date” means the date which is the sooner of either eighteen (18) months from the date of this Note or when the Company raises capital through the sale of its Stock.

“Maximum Rate” means the highest non-usurious rate of interest (if any) permitted from day to day by applicable law.

“Note” means this Convertible Promissory Note of the Company issued to the Holder, as modified and supplemented and in effect from time to time.

“Person” means any person or entity of any nature whatsoever, specifically including an individual, a firm, a company, a corporation, a partnership, a limited liability company, a trust or other entity.

“Stock” means the Company’s $.0001 par value per share common stock.

ARTICLE V

CONVERSION

Section 5.1 Automatic Conversion. At any time during the term of this Note that the Company shall effect a 165.1099:1 or similar reverse stock split, this Note shall automatically, without any action by the Holder, convert into 1,628,892 shares of Stock of the Company. As promptly as practicable after such occurrence, the Company shall issue and deliver to Holder, a certificate of certificates for the full number of shares of Stock issuable upon the conversion of this Note in accordance with the provisions of this Article V.

Section 5.2  Reservation of Stock; Stock to be Fully Paid. The Company shall reserve, out of its authorized but unissued shares, sufficient Stock to provide for the conversion of the entire Note. The Company covenants that all Stock which may be issued upon conversion of this Note will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance and delivery thereof.

ARTICLE VI

Section 6.1  Usury Laws. Regardless of any provision contained in this Note, Holder shall never be deemed to have contracted for, or be entitled to receive, collect, or apply as interest on this Note (whether termed interest herein or deemed to be interest by judicial determination or operation of law) any amount in excess of the Maximum Rate, and, in the event that Holder ever receives, collects, or applies as interest any such excess, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance of this Note, and, if the principal balance of this Note is paid in full, then any remaining excess shall forthwith be paid to the Company. In determining whether or not the interest paid or payable under any specific contingency exceeds the highest Maximum Rate, the Company and Holder shall, to the maximum extent permitted under applicable law, (a) characterize any non-principal payment (other than payments which are expressly designated as interest payments hereunder) as an expense or fee rather than as interest, (b) exclude voluntary prepayments and the effect thereof, and (c) spread the total amount of interest throughout the entire contemplated term of this Note so that the interest rate is uniform throughout such term; provided, that if this Note is paid and performed in full prior to the end of the full contemplated term hereof, and if the interest received for the actual period of existence thereof exceeds the Maximum Rate, if any, then payee or any holder hereof shall refund to the Company the amount of such excess, or credit the amount of such excess against the aggregate unpaid principal balance of all advances made by the Holder or any holder hereof under this Note at the time in question.

ARTICLE VII

MISCELLANEOUS

Section 6.1  Governing Law; Jurisdiction. This Note shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the conflicts of laws provisions thereof. The Company hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Courts of the State of New York in any action or proceeding arising out of or relating to this Note, or for recognition or enforcement of any judgment, and hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in the State of New York. The Company hereby agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. The Company hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Note in any court referred to above, and hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. The Company irrevocably consents to service of process in the manner provided for notices below. Nothing in this Agreement will affect the right of the Holder to serve process in any other manner permitted by law.

Section 6.2 Successors. All agreements of the Company in this Note shall bind its successors and permitted assigns. This Note shall inure to the benefit of the Holder and its permitted successors and assigns. The Company shall not delegate any of its obligations hereunder without the prior written consent of Holder.

Section 6.3 Amendment, Modification or Waiver. No provision of this Note may be amended, modified or waived except by an instrument in writing signed by the Company and the Holder.

Section 6.4 Legend. This Note, and any note issued in exchange or substitution for this Note, shall bear the legend appearing on the first page hereof.

Section 6.5 Notices. All notices and other communications in respect of this Note (including, without limitation, any modifications of, or requests, waivers or consents under, this Note) shall be given or made in writing (including, without limitation, by telecopy) at the addresses specified in the Share Exchange Agreement. Except as otherwise provided in this Note, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

Section 6.6 Delay or Omission Not Waiver. No failure or delay on the part of the Holder in the exercise of any power, right, or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by an authorized officer thereof as of the date and year first above written.

USIP.COM, INC.

By:	/s/ Craig Burton
Name: Craig Burton
Title: President

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

USIP.COM, INC.

(A Nevada Corporation)

CONVERTIBLE NOTE

DUE ON MATURITY DATE (AS HEREINAFTER DEFINED)

FOR VALUE RECEIVED, USIP.COM, INC., a Nevada corporation (the “Company”), hereby unconditionally promises to pay to Shibin Jiang (together with its registered assigns, the “Holder”) on the Maturity Date, the principal sum of SIX HUNDRED FIFTY THOUSAND UNITED STATES DOLLARS (U.S.$650,000) and to pay to the Holder interest on the unpaid principal amount of this Note as provided in Article I hereof. This is the Convertible Note referred to in the Share Exchange Agreement between the Company and Holder dated September 6, 2006. Capitalized terms used but not otherwise defined herein have the respective meanings given to such terms in Article IV hereof.

ARTICLE I

PRINCIPAL AND INTEREST

Section 1.1 Principal. Subject to Section 5.1 herein, the entire unpaid principal amount of this Note shall be paid on the Maturity Date. Promptly following the payment in full of this Note, the Holder shall surrender this Note to the Company for cancellation.

Section 1.2 Interest. Interest shall accrue (on a compounded basis) on the daily unpaid principal amount of this Note, for each day during the period from and including the date hereof (the “Commencement Date”) to but excluding the date such Note shall be paid in full, at a rate of prime interest rate plus two percent (2%) per annum (the “Interest Rate”) and shall be payable on the Maturity Date.

Section 1.3 Default Interest. Without duplication of any interest payable under Section 1.2 hereof, the Company hereby unconditionally promises to pay to the Holder interest (computed on a compounded basis) on any principal or interest payable by the Company under this Note that shall not be paid in full when due (whether at stated maturity, by acceleration, upon prepayment or otherwise), for the period from and including the due date of such payment to but excluding the date the same is paid in full, at a rate per annum equal to the prime interest rate plus two percent (2%), which interest shall be payable from time to time on demand of the Holder.

ARTICLE II

PAYMENTS

Section 2.1 Payments Generally. All payments of principal and interest to be made by the Company in respect of this Note shall be made in Dollars by delivery to the Holder, at the address the Holder provides to the Company, not later than 12:00 noon New York time on the date on which such payment shall be due. If the due date of any payment in respect of this Note would otherwise fall on a day that is not a Business Day, such due date shall be extended to the next succeeding Business Day, and interest shall be payable on any principal so extended for the period of such extension. All payments by the Company under this Note will be made without setoff or counterclaim and free and clear of, and without deductions for, any taxes, fees or other expenses or claims of any kind.

Section 2.2 Prepayments. At any time, and from time to time, the Company may, at its option, prepay this Note (in an amount up to but not exceeding the unpaid principal amount hereof and any accrued interest hereon) in whole or in part without premium or penalty.

ARTICLE III

EVENTS OF DEFAULT

Section 3.1 Event of Default. "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(a)  default in the payment of any interest in respect of this Note within ten (10) Business Days after it becomes due and payable; or

(b)  default in the payment of the outstanding principal amount of this Note at its Maturity Date; or

(c) the entry of a decree or order by a court having jurisdiction in the premises adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under Federal bankruptcy law or any other applicable Federal or state law, or appointing a receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of the property of the Company, or ordering the winding up or liquidation of the affairs of the Company; or

(e)  the institution by the Company of proceedings to be adjudicated a bankrupt or insolvent, or the consent by the Company to the institution of bankruptcy or insolvency proceedings against it, or the filing by the Company of a petition or answer or consent seeking reorganization or relief under Federal bankruptcy law or any other applicable Federal or state law, or the consent by the Company to the filing of such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of any substantial part of the property of the Company, or the making by the Company of an assignment for the benefit of creditors, or the admission by the Company in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

Section 3.2 Acceleration of Note. If an Event of Default occurs and is continuing, then and in every such case the Holder may declare the outstanding principal amount of this Note (including accrued interest as provided in Article I hereof) to be due and payable immediately, by a notice in writing to the Company, and upon any such declaration such principal shall become immediately due and payable. Notwithstanding the foregoing, if an Event of Default referenced in paragraph (d) or paragraph (e) of Section 3.1 occurs, the outstanding principal amount of this Note (including accrued interest as provided in Article I hereof) shall automatically become due and payable immediately without any declaration or other action on the part of the Holder. At any time after the outstanding principal amount of this Note shall become immediately due and payable and before a judgment or decree for payment of the money due has been obtained, the Holder, by written notice to the Company, may rescind and annul any acceleration and its consequences.

ARTICLE IV

DEFINITIONS

Section 4.1 Definitions. The following terms shall have the meanings set forth below:

“Business Day” means a day other than Saturday, Sunday or any day on which banks located in the State of New York are authorized or obligated to close.

“Dollars” and “$” means lawful money of the United States of America.

“Share Exchange Agreement” means the Share Exchange Agreement dated as of the date hereof between the Company and Holder.

“Maturity Date” means the date which is the sooner of either eighteen (18) months from the date of this Note or when the Company raises capital through the sale of its Stock.

“Maximum Rate” means the highest non-usurious rate of interest (if any) permitted from day to day by applicable law.

“Note” means this Convertible Promissory Note of the Company issued to the Holder, as modified and supplemented and in effect from time to time.

“Person” means any person or entity of any nature whatsoever, specifically including an individual, a firm, a company, a corporation, a partnership, a limited liability company, a trust or other entity.

“Stock” means the Company’s $.0001 par value per share common stock.

ARTICLE V

CONVERSION

Section 5.1 Automatic Conversion. At any time during the term of this Note that the Company shall effect a 165.1099 :1 or similar reverse stock split, this Note shall automatically, without any action by the Holder, convert into 1,176,422 shares of Stock of the Company. As promptly as practicable after such occurrence, the Company shall issue and deliver to Holder, a certificate of certificates for the full number of shares of Stock issuable upon the conversion of this Note in accordance with the provisions of this Article V.

Section 5.2  Reservation of Stock; Stock to be Fully Paid. The Company shall reserve, out of its authorized but unissued shares, sufficient Stock to provide for the conversion of the entire Note. The Company covenants that all Stock which may be issued upon conversion of this Note will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance and delivery thereof.

ARTICLE VI

Section 6.1  Usury Laws. Regardless of any provision contained in this Note, Holder shall never be deemed to have contracted for, or be entitled to receive, collect, or apply as interest on this Note (whether termed interest herein or deemed to be interest by judicial determination or operation of law) any amount in excess of the Maximum Rate, and, in the event that Holder ever receives, collects, or applies as interest any such excess, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance of this Note, and, if the principal balance of this Note is paid in full, then any remaining excess shall forthwith be paid to the Company. In determining whether or not the interest paid or payable under any specific contingency exceeds the highest Maximum Rate, the Company and Holder shall, to the maximum extent permitted under applicable law, (a) characterize any non-principal payment (other than payments which are expressly designated as interest payments hereunder) as an expense or fee rather than as interest, (b) exclude voluntary prepayments and the effect thereof, and (c) spread the total amount of interest throughout the entire contemplated term of this Note so that the interest rate is uniform throughout such term; provided, that if this Note is paid and performed in full prior to the end of the full contemplated term hereof, and if the interest received for the actual period of existence thereof exceeds the Maximum Rate, if any, then payee or any holder hereof shall refund to the Company the amount of such excess, or credit the amount of such excess against the aggregate unpaid principal balance of all advances made by the Holder or any holder hereof under this Note at the time in question.

ARTICLE VII

MISCELLANEOUS

Section 6.1  Governing Law; Jurisdiction. This Note shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the conflicts of laws provisions thereof. The Company hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Courts of the State of New York in any action or proceeding arising out of or relating to this Note, or for recognition or enforcement of any judgment, and hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in the State of New York. The Company hereby agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. The Company hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Note in any court referred to above, and hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. The Company irrevocably consents to service of process in the manner provided for notices below. Nothing in this Agreement will affect the right of the Holder to serve process in any other manner permitted by law.

Section 6.2 Successors. All agreements of the Company in this Note shall bind its successors and permitted assigns. This Note shall inure to the benefit of the Holder and its permitted successors and assigns. The Company shall not delegate any of its obligations hereunder without the prior written consent of Holder.

Section 6.3 Amendment, Modification or Waiver. No provision of this Note may be amended, modified or waived except by an instrument in writing signed by the Company and the Holder.

Section 6.4 Legend. This Note, and any note issued in exchange or substitution for this Note, shall bear the legend appearing on the first page hereof.

Section 6.5 Notices. All notices and other communications in respect of this Note (including, without limitation, any modifications of, or requests, waivers or consents under, this Note) shall be given or made in writing (including, without limitation, by telecopy) at the addresses specified in the Share Exchange Agreement. Except as otherwise provided in this Note, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

Section 6.6 Delay or Omission Not Waiver. No failure or delay on the part of the Holder in the exercise of any power, right, or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by an authorized officer thereof as of the date and year first above written.

USIP.COM, INC.

By:	/s/ Craig Burton
Name: Craig Burton
Title: President